UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 18, 2006
DISCOVERY HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-51205 (Commission File Number)	20-2471174 (I.R.S. Employer Identification No.)
12300 Liberty Blvd.
Englewood, Colorado 80112
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (720) 875-4000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On August 18, 2006, Ascent Media Group, LLC (“AMG”), a wholly owned subsidiary of Discovery Holding Company, issued a press release announcing that AMG is restructuring its business units and that as part of the restructuring, AMG’s Chief Executive Officer and Chief Technology Officer will be leaving the company. Day-to-day management of AMG and execution of its global strategy will now be the responsibility of AMG’s Management Committee.
This Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 18, 2006

DISCOVERY HOLDING COMPANY
By:	/s/ Christopher W. Shean
	Name:	Christopher W. Shean
	Title:	Senior Vice President and Controller

Exhibit Index

Exhibit	Description

99.1	Press Release